                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: AUGUST   YEAR: 2001

              MONTH                       7/16/01-8/31/01
-----------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                            $  4,472,168     $   --    $   --    $   --    $   --    $   --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)      $   (209,403)    $   --    $   --    $   --    $   --    $   --
NET INCOME (LOSS) (MOR-6)                   $ (1,202,563)    $   --    $   --    $   --    $   --    $   --
PAYMENTS TO INSIDERS (MOR-9)                $         --     $   --    $   --    $   --    $   --    $   --
PAYMENTS TO PROFESSIONALS (MOR-9)           $         --     $   --    $   --    $   --    $   --    $   --
TOTAL DISBURSEMENTS (MOR-7)                 $  6,063,610     $   --    $   --    $   --    $   --    $   --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                     Page 1 of 3
                                                                         9/14/01

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

1    Workers Compensation             Statutory - $1,000,000          American Guar.              1 year     7/1/2002
                                      Employers Liability. Ded.       Zurich US
                                      $250,000 per accident.

2    Automobile Liability             $2,000,000 ea. occurrence.      American Guar.              1 year     7/1/2002
                                      Ded. $25,000 per occurrence.    Zurich Amer.

3    Excess Liability                 $5,000,000 ea. occurrence and   Primex, Ltd                 1 year     7/1/2002
     Excess to $1 Million SIR         aggregate. Excess $1,000,000
                                      GL $2,000,000 AL.

4    Excess Liability                 $20,000,000 ea. loss and        Primex, Ltd. (Reinsured     1 year     7/1/2002
                                      aggregate.                      through AIG.)

5    Excess Liability                 $50,000,000 ea. loss and        Gerling Global              1 year     7/1/2002
                                      aggregate.


6    Excess Liability                 $100,000,000 ea. loss and       Lloyd's                     1 year     7/1/2002
                                      aggregate.                      Lore


7    Excess Liability                 $50,000,000                     Zurich                      1 year     7/1/2002

8    Excess Liability                 $50,000,000                     AIG                         1 year     7/1/2002

NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

1    Workers Compensation             Total annual remuneration   $195,653 - Audit at (AFCO) expiration.
                                                                  Plus all losses within deductible.
                                                                  Paid through 10/1/01.


2    Automobile Liability             Number of vehicles owned    $92,955 (AFCO) - Paid through 10/1/01.
                                      and leased

3    Excess Liability                 Annual revenues and         $451,090 Annual - Half on
     Excess to $1 Million SIR         remuneration                7/1/01; 1/2 on 1/1/02. Paid through 1/1/02.


4    Excess Liability                 Included                    Included - Paid through 1/1/02.


5    Excess Liability                 Flat charge - based on      $295,000 - Paid through expiration.
                                      exposures and risk
                                      potential

6    Excess Liability                 Flat charge - based on      $241,886 - Paid through expiration.
                                      exposures and risk
                                      potential

7    Excess Liability                 Flat charge                 $109,210 - Paid through expiration.

8    Excess Liability                 Flat Charge                 $80,938 - Paid through expiration.

                                                                     Page 2 of 3
                                                                         9/14/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

9    Excess Liability                 $50,000,000                     Starr Excess                1 year     7/1/2002

10   Marine Terminal Operators        $50,000,000 ea. occurrence.     New Hampshire Ins. Co.      1 year     7/1/2002
     Liability and Charterer's        Ded. $25,000 per occurrence     thru Marsh London
     Legal Liability                  $100,000 pollution per
                                      occurrence.

11   Excess Marine Liability          $24,000,000 excess of MTO,      XL Specialty                1 year     7/1/2002
                                      CLL, P&L                        Brockbank &
                                                                      Liberty Und.

12   Excess Marine Liability          $25,000,000 excess $24,000,000  XL Specialty                1 year     7/1/2002
                                                                      Brockbank & N.Y.
                                                                      Marine Gen. Ins.

13   Property Damage, Business        $ Total insured values          Munich Re: et. al.          1 year     8/1/2002
     Interruption and Boiler &        combined all-risk. Sublimits:
     Machinery                        Flood - $100 mil., Earthquake
                                      - $100 mil., $10 mil extra
                                      expense. Ded.: Petrochem
                                      $1,000,000 PD, 10 day - BI.
                                      Pulp & Fibers - $1 mil. PD/BI.

14   Directors & Officers             $15,000,000 each loss and each  National Union              1 year    8/21/2002
     Liability                        policy year. Ded. $1,000,000    Indemnity
                                      Corp. Reimb.


15   Excess Directors &               $10,000,000 excess of Primary   Hartford                    1 year    8/21/2002
     Officers Liability               D&O

16   Directors & Officers             $10,000,000                     XL Specialty Ins. Co.       1 year    8/21/2002
     Liability

NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

9    Excess Liability                 Flat Charge                 $62,500 - Paid through expiration.


10   Marine Terminal Operators        Based on volume             $27,000 (AFCO) Min. premium & deposit.
     Liability and Charterer's        throughput and no.          Paid through 10/1/01.
     Legal Liability                  chartered vessels.


11   Excess Marine Liability          Volume thru put &           $57,375 - Paid through 10/1/01.
                                      vessels docked.


12   Excess Marine Liability          Flat                        $21,250 - Paid through 10/1/01.



13   Property Damage, Business        Property Values -           Annual - Financed through
     Interruption and Boiler &        PD Income values -          AFCO. $4.0M (est.) Paid through 10/1/01.
     Machinery                        BI PML, fire protection
                                      available; many
                                      other factors.



14   Directors & Officers             Various                     $316,000 (15 mos.) - Paid through expiration.
     Liability



15   Excess Directors &               Various                     $223,700 (15 mos.) - Paid through expiration.
     Officers Liability

16   Directors & Officers             Various                     $115,000 (15 mos.) - Paid through expiration.
     Liability

                                                                     Page 3 of 3
                                                                         9/14/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

17   Employee Dishonesty &            $5,000,000 each Insuring        Texas Pacific               1 year    10/1/2001
     Depositor's Forgery              Agreement. Ded. $25,000.        Chubb

18   Hull & Machinery and             Barge Hull Value                Zurich-American             1 year     7/1/2002
     Protection & Indemnity           (M-25 = $1,500,000)             Insurance Co.
                                      Ded. $5,000 per loss.
                                      $1,000,000 P&I

19   Pollution Insurance              Section A - $250,000            Water Quality               1 year     7/1/2002
                                      Section B - $5,000,000          Insurance
                                      CERCLA - $5,000,000             Syndicate

20   Marine and Railroad Cargo        $12,000,000 any one vessel      Mutual Marine               1 year    Continuing
                                      $1,000,000 any one barge
                                      $1,000,000 any one rail ship.
                                      $100,000 any one truck

21   Office Contents                  $1,000,000                      Phoenix Assur.              1 year    10/1/2001

22   Duty Drawback Bond               $1,000,000                      Washington                  1 year    Continuing
                                                                      International

23   Fiduciary                        $10,000,000                     National Union              1 year    8/21/2002
                                      Ded. $250,000 per occurrence

24   Environmental Impairment         $4,000,000 per loss             ECS                         1 year    1/15/2002
     Liability (Petrochem &           $8,000,000 aggregate            (Indian Harbor)
     Fibers)

25   Closure/Post Closure             $1,995,222 Combined             Underwriters                1 year    Continuous
     Bonds - Petrochem                                                Indemnity


NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

17   Employee Dishonesty &            Various                     $20,000 Paid through 10/1/01.
     Depositor's Forgery

18   Hull & Machinery and             Hull & Machinery            $29,378 (AFCO) Paid through 10/1/01.
     Protection & Indemnity           values



19   Pollution Insurance              Hull gross registered       $4,258 (AFCO) Paid through 10/1/01.
                                      tonnage


20   Marine and Railroad Cargo        Declared shipment           $40,000 Annual Approx. Paid through 10/1/01.
                                      values



21   Office Contents                  Limit                       $4,500 - Paid through expiration.

22   Duty Drawback Bond               Limit                       $2,875 - Paid through 11/17/01.


23   Fiduciary                        Various                     $22,000 - Financed through Imperial. Renewal binder issued.
                                                                  Processing annual payment.


24   Environmental Impairment         Loss Potential              $106,200 - Financed through AFCO. Paid through 1/15/02.
     Liability (Petrochem &
     Fibers)

25   Closure/Post Closure             Estimated                   $40,610 Paid through 1/1/02.
     Bonds - Petrochem                Closure/Post
                                      Closure Costs


     ANNUAL TOTAL:                                     $3,459,260 *

     *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                                       AMOUNT          ORDER

STERLING PULP CHEMICALS, INC. CASE #01-37812-H4-11
Norfolk Southern Railway                                  $    62,827.78   Shippers
CSX Transportation                                        $     8,882.00   Shippers
Albany Scale Co.                                          $     4,096.75   Critical Vendor
Davidson Transport                                        $     5,797.49   Shippers
                                                          --------------
        TOTAL                                             $    81,604.02
                                                          ==============

STERLING PULP US, INC. CASE #01-37811-H4-11
                                                          --------------
Canada Customs & Revenue Agency                           $     1,840.45
                                                          ==============

STERLING FIBERS, INC. CASE #01-37808-H4-11
Crocker Technical Papers                                  $    77,244.52   Critical Vendor
Direct Line Commodities                                   $    18,530.10   Critical Vendor
Celedon Trucking Services                                 $    20,986.49   Shippers
Mini Fibers, Inc.                                         $   127,665.67   Critical Vendor
DeRijke                                                   $    12,129.02
Engineered Fibers Tech (EFT)                              $    14,101.44   Critical Vendor
CSX Transportation                                        $    14,411.88   Shippers
Shaskikumar Daftary                                       $       238.97   Independent contractor
Charlie Hummel                                            $     2,160.00   Independent contractor
Ceridian Employer Services                                $       246.67   Payroll/Benefit Admin payroll service provider
A Agrawal                                                 $     2,522.32   Payroll/Benefit Admin (expense reimbursement)
H Chever                                                  $       521.80   Payroll/Benefit Admin (expense reimbursement)
NDCunningham                                              $       390.00   Shippers
Affiliated Brokers                                        $        97.04   Shippers
J Hagerott                                                $     1,757.02   Payroll/Benefit Admin (expense reimbursement)
B Montz                                                   $       752.79   Payroll/Benefit Admin (expense reimbursement)
                                                          --------------
        TOTAL                                             $   293,755.73
                                                          ==============

STERLING CHEMICALS, INC. CASE #01-37806-H4-11
Aubrey Cannon                                             $       325.58   Payroll/Benefit Admin (expense reimbursement)
Charles Cannon                                            $        16.38   Payroll/Benefit Admin (expense reimbursement)
Karol Cripps                                              $        45.00   Payroll/Benefit Admin (expense reimbursement)
Greg Escamilla                                            $        80.25   Payroll/Benefit Admin (expense reimbursement)
Gene Kenyon                                               $     1,327.42   Payroll/Benefit Admin (expense reimbursement)
Dennis Kos                                                $       324.78   Payroll/Benefit Admin (expense reimbursement)
Wes Noel                                                  $        62.10   Payroll/Benefit Admin (expense reimbursement)
Jack Pollock                                              $        45.72   Payroll/Benefit Admin (expense reimbursement)
                                                          --------------
Total Employee Exp. Reimbursements                        $     2,227.23
                                                          --------------

Blue Cross & Blue Shield of Florida                       $   170,716.53   payroll/benefit admin
Crawford & Company                                        $     1,819.85   Workers Comp
AFCO                                                      $    10,220.80   Insurance Coverage
Bayport Occupational Med                                  $    11,812.00   Independent Contractor
BNSF Railroad                                             $   157,944.95   Shippers
Ceridian                                                  $     1,277.29   payroll/benefit admin
Federal Express                                           $     1,502.71   Shippers
Imperial Premium Finance                                  $    10,584.23   Insurance Coverage
Jeil Marine                                               $    26,629.16   Shippers
Prescription Solutions                                    $   178,558.97   payroll/benefit admin
Union Pacific Railroad                                    $    48,700.00   Shippers
Woolim Shipping                                           $    68,676.82   Shippers
                                                          --------------
Total Vendor Payments                                     $   688,443.31
                                                          --------------

CIT Revolving Credit Facility                             $95,279,975.09

                                                          --------------
        TOTAL                                             $95,970,645.63
                                                          ==============

TOTAL DEBTOR PREFILE LIAB. PAID                           $96,347,845.83
                                                          ==============

SUMMARY
CIT Revolving Credit Facility                             $95,279,975.09
Critical Vendors                                          $   241,638.48
Shippers                                                  $   416,846.32
Other                                                     $   409,385.94
                                                          --------------
TOTAL                                                     $96,347,845.83
                                                          ==============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 16, 2001
(IN THOUSANDS) (UNAUDITED)


                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING CANADA,
                                         HOLDINGS INC.                   INC.                ENERGY, INC.               INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11         01-37810-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,362                 $   9,138             $  (1,208)                $    271
        Trade accounts receivable, net              -                    43,168                   327                    3,662
        Other Receivables                           -                     1,268                     -                    4,242
        Due from affiliates                         -                    21,298                 9,115                   20,231
        Inventories                                 -                    30,554                     -                        -
        Prepaid expenses                           12                     1,390                     -                        -
        Deferred income tax benefit                 -                         -                     -                        -
                                            ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,374                   106,816                 8,234                   28,406

Property, plant and equipment, net                  -                   131,928                 3,482                        -
Deferred income taxes                               -                         -                     -                        -
Investments-Third Party                             -                     6,262                     -                        -
Investments in Subs                            35,060                    95,073                     -                  297,161
Other assets                                    7,354                    26,496                 4,762                   14,198
                                            ---------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                   227,848                     -                   67,152
        Secured Debt Accrued Interest *             -                    14,176                     -                    4,201
        Revolver                                    -                    90,018                     -                        -
        Unsecured debt                        192,879                   297,064                 1,144                  270,594
        Other / Intercompany                        -                   201,020                     -                    5,016
        Deferred income taxes                       -                         -                     -                        -


Common stock held by new ESOP                       -                       254                     -                        -
Less: Unearned compensation                         -                      (458)                    -                        -
Redeemable preferred stock                     26,541                   (15,448)                    -                        -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        75                     1                       48
        Additional paid-in capital           (367,555)                 (229,904)                    -                   83,348
        Retained earnings                     191,923                  (215,396)               15,333                  (90,594)
        Pension adjustment                          -                      (134)                    -                        -
        Accumulated translation adj.                -                         -                     -                        -
        Deferred compensation                       -                       (3)                     -                        -
                                            ---------------------------------------------------------------------------------------
                                             (175,632)                 (445,362)               15,334                   (7,198)
        Treasury stock at cost                      -                    (2,537)                    -
                                            ---------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,632)                 (447,899)               15,334                   (7,198)


TOTAL LIABILITIES AND EQUITY                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================
                                            $       -                 $       -             $       -                 $      -




                                         ------------------------------------------------------------------------------------------
                                            STERLING PULP             STERLING PULP       STERLING FIBERS        STERLING CHEMICALS
                                          CHEMICALS US, INC.         CHEMICALS, INC.           INC.                 INT'L, INC.
ASSETS                                      01-37811-H4-11           01-37812-H4-11       01-37808-H4-11           01-37809-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:

        Cash and cash equivalents           $       -                 $     309             $     714                 $       -
        Trade accounts receivable, net          1,035                     4,546                 4,639                         -
        Other Receivables                           -                         -                    37                     2,971
        Due from affiliates                       156                     3,077                     -                         -
        Inventories                               339                     1,725                10,983                         -
        Prepaid expenses                            -                         -                     -                     (283)
        Deferred income tax benefit                 -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,530                     9,657                16,373                     2,688

Property, plant and equipment, net                  -                    45,184                 6,407                         -
Deferred income taxes                               -                         -                     -                         -
Investments-Third Party                             -                         -                     -                         -
Investments in Subs                             3,199                         -                     -                         -
Other assets                                        -                         -                 1,828                     2,811
                                            ----------------------------------------------------------------------------------------

TOTAL ASSETS                                $   4,729                 $  54,841             $  24,608                 $   5,499
                                            ========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                         -                57,221                     3,652
        Secured Debt Accrued Interest *             -                         -                 3,580                       228
        Revolver                                    -                         -                     -                         -
        Unsecured debt                            236                    62,551                62,331                       840
        Other / Intercompany                        -                         -                14,125                         -
        Deferred income taxes                       -                                                                         -

Common stock held by new ESOP                       -                         -                    35                         -
Less: Unearned compensation                         -                         -                   458                         -
Redeemable preferred stock                          -                         -                15,448                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                         -                     -                         -
        Additional paid-in capital             (5,370)                    3,199                 9,676                         -
        Retained earnings                        (877)                  (10,909)             (138,266)                      779
        Pension adjustment                          -                         -                     -                         -
        Accumulated translation adj.                -                         -                     -                         -
        Deferred compensation                       -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
                                                4,493                    (7,710)             (128,590)                      779
        Treasury stock at cost
                                            ----------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      4,493                    (7,710)             (128,590)                      779


TOTAL LIABILITIES AND EQUITY                $   4,729                 $  54,841            $   24,608                 $   5,499
                                            ========================================================================================
                                            $       -                 $       -            $        -                 $       -







                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -             $   10,586
        Trade accounts receivable, net              -                 57,377
        Other Receivables                      (2,971)                 5,547
        Due from affiliates                   (50,909)                 2,968
        Inventories                                 -                 43,601
        Prepaid expenses                            -                  1,119
        Deferred income tax benefit                 -                      -
                                            ------------------------------------
TOTAL CURRENT ASSETS                          (53,880)               121,198

Property, plant and equipment, net                  -                187,001
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,262
Investments in Subs                          (398,721)                31,772
Other assets                                       (1)                57,448
                                            ----------------------------------

TOTAL ASSETS                                $(452,602)            $  403,681
                                            ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (3,808)                18,377
        Revolver                                    -                 90,018
        Unsecured debt                       (129,602)               758,037
        Other / Intercompany                 (201,020)                19,141
        Deferred income taxes                       -                      -


Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 26,541
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (57,298)              (553,164)
        Retained earnings                           -               (248,007)
        Pension adjustment                          -                   (134)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            ------------------------------------
                                              (57,299)              (801,185)

        Treasury stock at cost                                        (2,537)
                                            ------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (57,299)              (803,722)


TOTAL LIABILITIES AND EQUITY                $(452,602)            $  403,681
                                            ====================================
                                            $       -             $        -











* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)
CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED AUGUST 31, 2001
(IN THOUSANDS)(UNAUDITED)

                                        --------------------------------------------------------------------------------
                                           STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                           CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS US,
                                         HOLDINGS INC.      INC.         ENERGY, INC.        INC.             INC.
                                        01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                        --------------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $       1,369   $        2,157  $           --  $          508  $           --
     Trade accounts receivable, net                --           40,055              95           2,445           1,204
     Other Receivables                             --            3,307              --           4,260              --
     Due from affiliates                           --           18,867          11,642          43,376             785
     Inventories                                   --           26,875              --              --             253
     Prepaid expenses                              35            2,390              --              --              --
     Deferred income tax benefit                   --               --              --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404           93,651          11,737          50,589           2,242

Property, plant and equipment, net                 --          129,048           3,389              --              --
Deferred income taxes                              --               --              --              --              --
Investments-Third Party                            --            6,262              --              --              --
Investments in Subs                            35,060           95,073              --         297,161           3,199
Other assets                                    7,258           20,622           4,339           7,848              --
                                        ----------------------------------------------------------------------------------
TOTAL ASSETS                            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        ==================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   2           95,939           2,240          20,216             780
Pre-Petition liabilities:
     Notes Payable - Secured *                     --          227,848              --          67,152              --
     Secured Debt Accrued Interest *               --           17,701              --           5,240              --
     Unsecured debt                           192,878          277,993           1,351         265,001             231
     Other / Intercompany                          --          201,020              --           4,904              --
     Deferred income taxes                         --               --              --              --              --

Common stock held by new ESOP                      --              254              --              --              --
Less: Unearned compensation                        --             (458)             --              --              --
Redeemable preferred stock                     26,541          (15,203)             --              --              --
STOCKHOLDERS' EQUITY:                              --
     Common stock, $.01 par value                  --               75               1              48              --
     Additional paid-in capital              (367,555)        (229,904)             --          83,348           5,370
     Retained earnings-Filing Date            191,923         (215,396)         15,333         (90,594)           (877)
     Retained earnings-Post Filing Date           (67)         (12,538)            540             283             (63)
     Pension adjustment                            --             (135)             --              --              --
     Accumulated translation adj.                  --               --              --              --              --
     Deferred compensation                         --               (3)             --              --              --
                                        ---------------------------------------------------------------------------------
                                             (175,699)        (457,901)         15,874          (6,915)          4,430
     Treasury stock at cost                        --           (2,537)             --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,699)        (460,438)         15,874          (6,915)          4,430

TOTAL LIABILITIES AND EQUITY            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        =================================================================================
                                        $          --   $           --  $           --  $           --  $           --

                                        --------------------------------------------------------------------------
                                        STERLING PULP      STERLING       STERLING                      DEBTORS
                                          CHEMICALS,        FIBERS        CHEMICALS
                                             INC.             INC.        INT'L, INC.
                                        01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $          (79) $          361  $           --  $         --  $      4,316
     Trade accounts receivable, net              4,177           4,724              --            --        52,700
     Other Receivables                                              37              --            --         7,604
     Due from affiliates                         6,855           2,811           3,094       (83,255)        4,175
     Inventories                                 1,693           8,863              --            --        37,684
     Prepaid expenses                                               --            (283)           --         2,142
     Deferred income tax benefit                    --              --              --            --            --
                                        --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            12,646          16,796           2,811       (83,255)      108,621

Property, plant and equipment, net              44,633           6,352              --            --       183,422
Deferred income taxes                               --              --              --            --            --
Investments-Third Party                             --              --              --            --         6,262
Investments in Subs                                 --              --              --      (398,721)       31,772
Other assets                                        --           1,452           2,777            (1)       44,295
                                        --------------------------------------------------------------------------
TOTAL ASSETS                            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                2,620           3,433              13       (27,514)       97,729
Pre-Petition liabilities:
     Notes Payable - Secured *                      --          57,221           3,652       (60,873)      295,000
     Secured Debt Accrued Interest *                --           4,465             285        (4,750)       22,941
     Unsecured debt                             62,478          73,333             840      (130,521)      743,584
     Other / Intercompany                                           --              --      (201,020)        4,904
     Deferred income taxes                          --              --              --            --            --

Common stock held by new ESOP                       --              35              --            --           289
Less: Unearned compensation                         --             458              --            --            --
Redeemable preferred stock                          --          15,448              --            --        26,786
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                   --              --              --            (1)          123
     Additional paid-in capital                  3,199           9,676              --       (57,298)     (553,164)
     Retained earnings-Filing Date             (10,909)       (138,266)            779            --      (248,007)
     Retained earnings-Post Filing Date           (109)         (1,203)             19            --       (13,138)
     Pension adjustment                             --              --              --            --          (135)
     Accumulated translation adj.                   --              --              --            --            --
     Deferred compensation                          --              --              --            --            (3)
                                        --------------------------------------------------------------------------
                                                (7,819)       (129,793)            798       (57,299)     (814,324)
     Treasury stock at cost                         --              --              --            --        (2,537)
                                        --------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      (7,819)       (129,793)            798       (57,299)     (816,861)

TOTAL LIABILITIES AND EQUITY            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
                                        $           --  $           --  $           --  $         --  $         --

* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.

MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

FOR THE PERIOD ENDING AUGUST 31, 2001

          (IN THOUSANDS)

   SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                         STERLING       STERLING        STERLING        STERLING      STERLING PULP   STERLING PULP
                                         CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS, US,    CHEMICALS,
                                       HOLDINGS INC.      INC.         ENERGY, INC.        INC.            INC.            INC.
                                      01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11  01-37812-H4-11
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $         2  $       28,667  $        2,240  $          807  $          779  $     1,029
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE                                     --              --              --          19,409              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              48              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes (Property/franchise)              --             925              --              --              --           40
TOTAL TAXES PAYABLE                      $        --  $          973  $           --  $           --   $          --  $        40
SECURED DEBT POST-PETITION                        --          41,472              --              --              --           --
ACCRUED INTEREST PAYABLE                          --             234              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --           2,000              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --          22,593              --              --               1        1,551
  2.  Lease Operating Expenses/Capital            --              --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $         2  $       95,939  $        2,240  $       20,216  $          780  $     2,620
====================================================================================================================================



                                        -------------------------------------------------------------
                                             STERLING       STERLING
                                              FIBERS        CHEMICALS
                                                INC.        INT'L, INC.                    DEBTORS
                                          01-37808-H4-11  01-37809-H4-11   ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $        3,026  $           13   $     (8,105) $     28,458
ROYALTY AND REVENUE PAYABLE                           --              --             --            --
NOTES PAYABLE                                         --              --        (19,409)           --
TAX PAYABLE:                                          --              --             --            --
    Federal Payroll Taxes                              5              --             --             5
    State Payroll & Sales                             13              --             --            61
    Ad Valorem Taxes                                  --              --             --            --
    Other Taxes (Property/franchise)                 389              --             --         1,354
TOTAL TAXES PAYABLE                       $          407  $           --   $         --  $      1,420
SECURED DEBT POST-PETITION                            --              --             --        41,472
ACCRUED INTEREST PAYABLE                              --              --             --           234
*ACCRUED PROFESSIONAL FEES:                           --              --             --         2,000
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                --              --             --        24,145
  2.  Lease Operating Expenses/Capital                --              --             --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $        3,433  $           13   $    (27,514) $     97,729
=====================================================================================================

*Payment Requires Court Approval


MOR-4

CONSOLIDATED DEBTORS(1)

              AGING OF POST-PETITION LIABILITIES(2) (IN THOUSANDS)
                                 MONTH 8/31/2001

                                                                        AD-VALOREM,     ROYALTY
      DAYS             TOTAL     TRADE ACCTS   FED TAXES   STATE TAXES  OTHER TAXES  AND INSURANCE
      ----            --------   -----------   ---------   -----------  -----------  -------------

     0-30            $ 97,729     $ 96,309     $      5     $     61     $  1,354     $     --
     31-60                 --           --           --           --           --           --
     61-90                 --           --           --           --           --           --
     91 +                  --           --           --           --           --           --
                     --------     --------     --------     --------     --------     --------
     TOTAL           $ 97,729     $ 96,309     $      5     $     61     $  1,354     $     --
                     ========     ========     ========     ========     ========     ========

                        AGING OF ACCOUNTS RECEIVABLE(3)

     MONTH
     -----

     0-30            $ 42,120     $ 42,120     $     --     $     --     $     --     $     --
     31-60              4,151        4,151           --           --           --
     61-90              1,154        1,154           --           --           --
     91 +               5,274        5,274           --           --           --
                     --------     --------     --------     --------     --------     --------
     TOTAL           $ 52,699     $ 52,699     $     --     $     --     $     --     $     --
                     ========     ========     ========     ========     ========     ========

(1) MOR-5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.

MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)             CASE NUMBER:  See Each Company Below
FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

        STATEMENT OF INCOME (LOSS)

                                                --------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                                   CHEMICALS      CHEMICALS,      CHEMICALS        CANADA,      CHEMICALS US,
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.        INC.             INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                                --------------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $           --  $   36,458,061  $      327,939  $    1,688,935  $      595,406
TOTAL COST OF REVENUES                                      --      38,535,886         327,939          29,600         624,624
GROSS PROFIT                                    $           --  $   (2,077,825) $           --  $    1,659,335  $      (29,218)
=================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $        1,772  $      858,049  $           --  $      406,973  $       32,298
  Insiders Compensation                                     --         173,179              --              --              --
  Professional Fees                                         --       2,015,000              --              --              --
  Other (attach list)                                       --         539,842        (539,842)             --              --

TOTAL OPERATING EXPENSE                         $        1,772  $    3,586,070  $     (539,842) $      406,973  $       32,298
=================================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $       (1,772) $   (5,663,895) $      539,842  $    1,252,362  $      (61,516)
INTEREST EXPENSE (includes amort of debt fees)          (6,595)      3,553,595              --         250,944              --
DEPRECIATION                                            71,765       3,293,410              --         718,977              --
OTHER (INCOME) EXPENSES*                                    --              --              --              --              --
OTHER ITEMS**                                               --              --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $       65,170  $    6,847,005  $           --  $      969,921  $           --
=================================================================================================================================
NET INCOME BEFORE TAXES                         $      (66,942) $  (12,510,900) $      539,842  $      282,441  $      (61,516)
INCOME TAXES                                                --          27,000              --              --              --
=================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $      (66,942) $  (12,537,900) $      539,842  $      282,441  $      (61,516)
=================================================================================================================================

                                                --------------------------------------------------------------------------
                                                STERLING PULP      STERLING       STERLING                      DEBTORS
                                                  CHEMICALS,        FIBERS,       CHEMICALS
                                                     INC.             INC.        INT'L, INC.
                                                01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                                --------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $    4,044,462   $   4,472,168  $      123,655  $   (123,655) $ 47,586,971
TOTAL COST OF REVENUES                               1,909,929       4,472,502              --      (123,655)   45,776,825
GROSS PROFIT                                    $    2,134,533   $        (334) $      123,655  $         --  $  1,810,146
==============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $    1,630,994   $     209,069  $       13,009  $   (827,114) $  2,325,050
  Insiders Compensation                                     --              --              --            --       173,179
  Professional Fees                                         --              --              --            --     2,015,000
  Other (attach list)                                       --              --              --            --            --
                                                                                                          --            --
TOTAL OPERATING EXPENSE                         $    1,630,994   $     209,069  $       13,009  $   (827,114) $  4,513,229
==============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $      503,539   $    (209,403) $      110,646       827,114    (2,703,083)
INTEREST EXPENSE (includes amort of debt fees)              --         921,502          56,498       827,114     5,603,058
DEPRECIATION                                           612,861          71,658          34,500            --     4,803,171
OTHER (INCOME) EXPENSES*                                    --              --              --            --            --
OTHER ITEMS**                                               --              --              --            --            --
TOTAL INT. DEPR & OTHER ITEMS                   $      612,861   $     993,160  $       90,998  $    827,114  $ 10,406,229
==============================================================================================================================
NET INCOME BEFORE TAXES                         $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,109,312)
INCOME TAXES                                                --              --              --            --        27,000
==============================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,136,312)
==============================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

                                            CASE NUMBER:  SEE EACH COMPANY BELOW

       CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
       FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

                                         STERLING           STERLING           STERLING           STERLING         STERLING PULP
                                         CHEMICALS          CHEMICALS,         CHEMICALS           CANADA,         CHEMICALS US,
                                       HOLDINGS, INC.          INC.            ENERGY, INC.          INC.               INC.
                                      01-37805-H4-11     01-37806-H4-11      01-37807-H4-11     01-37810-H4-11     01-37811-H4-11
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --         $  539,842          $ (539,842)        $     --           $     --
Other                                           --               --                  --                 --                 --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --          $ 539,842          $ (539,842)          $   --           $     --
=================================================================================================================================

                                         STERLING PULP       STERLING          STERLING
                                           CHEMICALS,         FIBERS,          CHEMICALS
                                              INC.             INC.            INT'L, INC.                            DEBTORS
                                        01-37812-H4-11    01-37808-H4-11     01-37809-H4-11      ELIMINATIONS     CONSOLIDATED
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --           $     --           $     --          $     --          $     --
Other                                           --                 --                 --                --                --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --           $     --           $     --          $     --          $     --
=================================================================================================================================


MOR-6 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


CASH RECEIPTS AND                                                                                                        FILING TO
DISBURSEMENTS                                          8/31/2001 (1)     MONTH      MONTH    MONTH    MONTH    MONTH        DATE
-----------------                                      -----------    -----------   ------   ------   ------   ------   -----------
1.  CASH-BEGINNING OF MONTH                            $   714,483    $        --   $   --   $   --   $   --   $   --   $   714,483
                                                       -----------    -----------   ------   ------   ------   ------   -----------
RECEIPTS:
2.  CASH SALES                                         $        --    $        --   $   --   $   --   $   --   $   --   $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                    4,481,633                                                        4,481,633
4.  LOANS & ADVANCES (attach list)                              --                                                               --
5.  SALE OF ASSETS                                              --                                                               --
6.  OTHER (attach list)                                  1,228,545                                                        1,228,545
TOTAL RECEIPTS                                         $ 5,710,178    $        --   $   --   $   --   $   --   $   --   $ 5,710,178
(Withdrawal)Contribution by Individual Debtor MFR-2*           N/A            N/A      N/A      N/A      N/A      N/A           N/A
DISBURSEMENTS:
7.  NET PAYROLL                                        $   319,807    $        --   $   --   $   --   $   --   $   --   $   319,807
8.  PAYROLL TAXES PAID                                     142,508                                                          142,508
9.  SALES, USE & OTHER TAXES PAID                               --                                                               --
10. SECURED/RENTAL/LEASES                                       --                                                               --
11. UTILITIES                                              122,540                                                          122,540
12. INSURANCE                                                   --                                                               --
13. INVENTORY PURCHASES                                     47,098                                                           47,098
14. VEHICLE EXPENSES                                            --                                                               --
15. TRAVEL & ENTERTAINMENT                                     208                                                              208
16. REPAIRS, MAINTENANCE & SUPPLIES                         26,090                                                           26,090
17. ADMINISTRATIVE & SELLING                                    --                                                               --
18. OTHER (attach list)                                  5,405,358                                                        5,405,358
TOTAL DISBURSEMENTS FROM OPERATIONS                    $ 6,063,610    $        --   $   --   $   --   $   --   $   --   $ 6,063,610
19. PROFESSIONAL FEES                                  $        --    $        --   $   --   $   --   $   --   $   --   $        --
20. U.S. TRUSTEE FEES                                           --             --       --       --       --       --            --
21. OTHER REORGANIZATION EXPENSES (attach list)                 --             --       --       --       --       --            --
TOTAL DISBURSEMENTS                                    $ 6,063,610    $        --   $   --   $   --   $   --   $   --   $ 6,063,610
22. NET CASH FLOW                                      $  (353,432)   $        --   $   --   $   --   $   --   $   --   $  (353,432)
23. CASH - END OF MONTH (MOR-2)                        $   361,051    $        --   $   --   $   --   $   --   $   --   $   361,051

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                     *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


CASH RECEIPTS AND                                            Chase           Chase           Chase           Chase
DISBURSEMENTS                                             00100547117     00103316965      103405768      630181003508
-----------------                                         ------------    ------------    ------------    ------------
1.  CASH-BEGINNING OF MONTH                               $    227,680    $     39,373    $    266,693    $         --
RECEIPTS:
2.  CASH SALES                                            $         --    $         --    $         --    $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                        1,544,648              --              --              --
4.  LOANS & ADVANCES (attach list)                                  --              --              --              --
5.  SALE OF ASSETS                                                  --              --              --              --
6.  OTHER (attach list)                                             --         871,000         270,000              --
TOTAL RECEIPTS                                            $  1,544,648    $    871,000    $    270,000    $         --
(Withdrawal)Contribution by Individual Debtor MFR-2*               N/A             N/A             N/A             N/A
DISBURSEMENTS:
7.  NET PAYROLL                                           $         --    $         --    $    319,807    $         --
8.  PAYROLL TAXES PAID                                              --              --         142,508              --
9.  SALES, USE & OTHER TAXES PAID                                   --              --              --              --
10. SECURED/RENTAL/LEASES                                           --              --              --              --
11. UTILITIES                                                       --         122,540              --              --
12. INSURANCE                                                       --              --              --              --
13. INVENTORY PURCHASES                                             --          47,098              --              --
14. VEHICLE EXPENSES                                                --              --              --              --
15. TRAVEL & ENTERTAINMENT                                          --             208              --              --
16. REPAIRS, MAINTENANCE & SUPPLIES                                 --          26,090              --              --
17. ADMINISTRATIVE & SELLING                                        --              --              --              --
18. OTHER (attach list)                                      1,736,918         714,084              --              --
TOTAL DISBURSEMENTS FROM OPERATIONS                       $  1,736,918    $    910,021    $    462,315    $         --
19. PROFESSIONAL FEES                                     $         --    $         --    $         --    $         --
20. U.S. TRUSTEE FEES                                               --              --              --              --
21. OTHER REORGANIZATION EXPENSES (attach list)                     --              --              --              --
TOTAL DISBURSEMENTS                                       $  1,736,918    $    910,021    $    462,315    $         --
22. NET CASH FLOW                                         $   (192,269)   $    (39,021)   $   (192,315)   $         --
23. CASH - END OF MONTH (MOR-2)                           $     35,411    $        353    $     74,378    $         --

CASH RECEIPTS AND                                           Bank One    Bank of America    FILING TO
DISBURSEMENTS                                               5577659        1171987307        DATE
-----------------                                         ------------  ---------------  ------------
1.  CASH-BEGINNING OF MONTH                               $    106,241    $     74,495   $    714,483
RECEIPTS:
2.  CASH SALES                                            $         --    $         --   $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                        2,936,985              --      4,481,633
4.  LOANS & ADVANCES (attach list)                                  --              --             --
5.  SALE OF ASSETS                                                  --              --             --
6.  OTHER (attach list)                                          9,978          77,567      1,228,545
TOTAL RECEIPTS                                            $  2,946,963    $     77,567   $  5,710,178
(Withdrawal)Contribution by Individual Debtor MFR-2*               N/A             N/A            N/A
DISBURSEMENTS:
7.  NET PAYROLL                                           $         --    $         --   $    319,807
8.  PAYROLL TAXES PAID                                              --              --        142,508
9.  SALES, USE & OTHER TAXES PAID                                   --              --             --
10. SECURED/RENTAL/LEASES                                           --              --             --
11. UTILITIES                                                       --              --        122,540
12. INSURANCE                                                       --              --             --
13. INVENTORY PURCHASES                                             --              --         47,098
14. VEHICLE EXPENSES                                                --              --             --
15. TRAVEL & ENTERTAINMENT                                          --              --            208
16. REPAIRS, MAINTENANCE & SUPPLIES                                 --              --         26,090
17. ADMINISTRATIVE & SELLING                                        --              --             --
18. OTHER (attach list)                                      2,954,356              --      5,405,358
TOTAL DISBURSEMENTS FROM OPERATIONS                       $  2,954,356    $         --   $  6,063,610
19. PROFESSIONAL FEES                                     $         --    $         --   $         --
20. U.S. TRUSTEE FEES                                               --              --             --
21. OTHER REORGANIZATION EXPENSES (attach list)                     --              --             --
TOTAL DISBURSEMENTS                                       $  2,954,356    $         --   $  6,063,610
22. NET CASH FLOW                                         $     (7,393)   $     77,567   $   (353,432)
23. CASH - END OF MONTH (MOR-2)                           $     98,848    $    152,062   $    361,051


MOR-7                                     *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


OTHER CASH RECEIPTS AND                                                                                                  FILING TO
DISBURSEMENTS                                          8/31/2001 (1)     MONTH      MONTH    MONTH    MONTH    MONTH        DATE
-----------------                                      -----------    -----------   ------   ------   ------   ------   -----------

6.  OTHER RECEIPTS:
    Interest Income                                     $       545                                                     $       545
    401(k) Plan Refund                                           --                                                              --
    Cobra Insurance Payment                                   6,083                                                           6,083
    Miscellaneous                                            80,917                                                          80,917
    Emission Credits                                             --                                                              --
    Intercompany Transfers                                  871,000                                                         871,000
    Account Transfers                                       270,000                                                         270,000

TOTAL OTHER RECEIPTS                                    $ 1,228,545    $      --    $   --   $   --   $   --   $   --   $ 1,228,545
18. OTHER DISBURSEMENTS:
    Capital Expenditures                                $    13,000                                                          13,000
    Interest Payment                                             --                                                              --
    Employee Benefits                                        55,027                                                          55,027
    Pre-petition checks voided in current period             (3,215)                                                         (3,215)
    Insiders                                                     --                                                              --
    Restricted Cash Transactions                                 --
    Contract Services                                       473,664
    Licenses / Fees / Permits                                 1,439
    Freight                                                  87,551
    Account Transfers                                       270,000                                                         270,000
    Outstanding checks to Balance to G/L                   (183,381)                                                       (183,381)
    CIT Revolver Payments                                 4,691,274                                                       4,691,274
TOTAL OTHER DISBURSEMENTS                               $ 5,405,358    $      --    $   --   $   --   $   --   $   --   $ 4,842,704

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11

CHASE BANK OF TEXAS
ACCT 00100547117

OTHER CASH RECEIPTS AND                                  Chase           Chase            Chase           Chase
DISBURSEMENTS:                                        00100547117     00103316965       103405768      630181003508
-----------------------                               ------------    ------------     ------------    ------------

6.  OTHER RECEIPTS:
    Interest Income                                   $         --    $         --     $         --    $         --
    401(k) Plan Refund                                          --              --               --              --
    Cobra Insurance Payment                                     --              --               --              --
    Miscellaneous                                               --              --               --              --
    Emission Credits                                            --              --               --              --
    Intercompany Transfers                                      --         871,000               --              --
    Account Transfers                                           --              --          270,000              --



TOTAL OTHER RECEIPTS                                  $         --    $    871,000     $    270,000    $         --
18. OTHER DISBURSEMENTS:
    Capital Expenditures                              $         --          13,000     $         --    $         --
    Interest Payment                                            --              --               --              --
    Employee Benefits                                           --          55,027               --              --
    Pre-petition checks voided in current period                --          (3,215)              --              --
    Insiders                                                    --              --               --              --
    Restricted Cash Transactions                                --              --               --              --
    Contract Services                                           --         473,664               --              --
    Licenses / Fees / Permits                                   --           1,439               --              --
    Freight                                                     --          87,551               --              --
    Account Transfers                                           --         270,000               --              --
    Outstanding checks to Balance to G/L                        --        (183,381)              --              --
    CIT Revolver Payments                                1,736,918              --               --              --
TOTAL OTHER DISBURSEMENTS                             $  1,736,918    $    714,084     $         --    $         --

OTHER CASH RECEIPTS AND                                Bank One    Bank of America     FILING TO
DISBURSEMENTS:                                         5577659        1171987307         DATE
-----------------------                               -----------  ---------------   ------------

6.  OTHER RECEIPTS:
    Interest Income                                            --             545    $        545
    401(k) Plan Refund                                         --              --              --
    Cobra Insurance Payment                                 6,083              --           6,083
    Miscellaneous                                           3,895          77,022          80,917
    Emission Credits                                           --              --              --
    Intercompany Transfers                                     --              --         871,000
    Account Transfers                                          --              --         270,000
                                                                                               --
                                                                                               --
                                                                                               --
TOTAL OTHER RECEIPTS                                        9,978    $     77,567    $  1,228,545
18. OTHER DISBURSEMENTS:
    Capital Expenditures                                       --    $         --          13,000
    Interest Payment                                           --              --              --
    Employee Benefits                                          --              --          55,027
    Pre-petition checks voided in current period               --              --          (3,215)
    Insiders                                                   --              --              --
    Restricted Cash Transactions                               --              --              --
    Contract Services                                          --              --         473,664
    Licenses / Fees / Permits                                  --              --           1,439
    Freight                                                    --              --          87,551
    Account Transfers                                          --              --         270,000
    Outstanding checks to Balance to G/L                       --              --        (183,381)
    CIT Revolver Payments                               2,954,356              --       4,691,274
TOTAL OTHER DISBURSEMENTS                               2,954,356    $         --    $  5,405,358


MOR-7 ATTACHMENT

CASE NAME: Sterling Fibers, Inc.                    CASE NUMBER: 01-37808-H4-11



                           CASH ACCOUNT RECONCILIATION
                              MONTH OF AUGUST 2001


BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                                                                                                                  TOTAL
------------                                                                                                                  -----
BANK BALANCE                                                                                                                  $   --
DEPOSIT IN TRANSIT                                                                                                                --
OUTSTANDING CHECKS                                                                                                                --
ADJUSTED BANK BALANCE                 $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --
BEGINNING CASH - PER BOOKS                                                                                                    $   --
RECEIPTS                                                                                                                          --
TRANSFERS BETWEEN ACCOUNTS                                                                                                        --
(WITHDRAWAL) CONTRIBUTION-                                                                                                        --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                        --
CHECKS/OTHER DISBURSEMENTS                                                                                                        --
ENDING CASH - PER BOOKS               $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --

Note: Bank statements have not been received in time to complete this report. Future reports will include reconciliations for the prior month.

MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                        FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
-------------------------------------    -------------  --------     --------     --------     --------     --------    ---------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
7.                                               --           --           --           --           --           --           --
8.                                               --           --           --           --           --           --           --
9.                                               --           --           --           --           --           --           --


TOTAL INSIDERS (MOR-1)                     $     --     $     --     $     --     $     --     $     --     $     --     $     --

         PROFESSIONALS                                                                                                  FILING TO
        NAME/ORDER DATE                  8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
        ---------------                  -------------  --------     --------     --------     --------     --------    ---------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
TOTAL PROFESSIONALS (MOR-1)                $     --     $     --     $     --     $     --     $     --     $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9